Explanatory notes to the consolidated statements of cash flows	12 Months Ended
Dec. 31, 2018
Statement of cash flows [abstract]
Explanatory notes to the Consolidated Statement of Cash Flows
Explanatory notes to the Consolidated Statement of Cash Flows
Non-cash items
For the year ended December 31, 2018, Other non-cash items of €129 million primarily included €297 million of impairments, partially offset by €240 million related to the revaluation of investments accounted for by using the equity method and other amounts that were not individually material.
For the year ended December 31, 2017, Other non-cash items of €(197) million primarily included €400 million related to the revaluation of investments accounted for by using the equity method, partially offset by €219 million of impairments and other amounts that were not individually material.
For the year ended December 31, 2016, Other non-cash items of €87 million primarily included €177 million of impairments, which were partially offset by other amounts that were not individually material.
Operating activities
For the year ended December 31, 2018, net cash from operating activities of €9,948 million was primarily the result of: (i) net profit from continuing operations of €3,330 million adjusted to add back €5,507 million for depreciation and amortization expense; in addition to (ii) a net increase of €913 million in provisions primarily due to a provision of €748 million recognized for costs related to final settlements reached on civil,environmental and consumer claims related to U.S. diesel emissions matters; (iii) an increase of €457 million in net deferred tax assets, mainly due to increased deferred tax liabilities in NAFTA; and (iv) cash flow from operating activities of discontinued operations for €484 million. These positive impacts were partially offset by negative effect of the change in working capital of €1,106 million primarily driven by (a) decrease in trade payables of €1,240 million related to lower production volumes in EMEA in December 2018 compared to the same month in 2017 in addition to lower capital expenditure, (b) decrease in other payables net of receivables of €1,284 million mainly as a result of higher indirect tax receivable in LATAM, decreased income tax payable in NAFTA and lower advances from customers in LATAM and EMEA, and (c) decrease in inventories of €1,399 million due to inventory management actions across all the regions.
For the year ended December 31, 2017 the €1,596 million increase in inventories related to ramp-up of new models at year end, including the all-new Alfa Romeo Stelvio and the new Jeep Wrangler, as well as volume increases in LATAM and Maserati. The increase in trade payables of €937 million primarily related to increased production volumes in NAFTA and LATAM in the fourth quarter of 2017 as compared to the same period in 2016.
For the year ended December 31, 2016, the net increase of €1,453 million in provisions was mainly due to the increase in the warranty provision of €414 million in NAFTA for recall campaigns related to an industry wide recall for airbag inflators resulting from parts manufactured by Takata, an increase in accrued sales incentives primarily related to NAFTA and EMEA, as well as estimated net costs of €132 million associated with a recall for which costs are being contested with a supplier. In addition, the €494 million increase in inventories primarily related to the increased production of new vehicle models in EMEA and the €729 million increase in trade payables mainly related to increased production levels in EMEA, which was partially offset by reduced activity in LATAM and the effect of localized Jeep production in China. Furthermore, the change in other payables and receivables of 280 million primarily reflected the net payment of taxes and deferred expenses.
Financing activities
For the year ended December 31, 2018, net cash used in financing activities of €2,785 million was primarily the result of; (i) the voluntary prepayment in November 2018 of the outstanding principal and accrued interest of U.S. $1,009 million (€893 million) of FCA US's tranche B term loan maturing December 31, 2018 (the “Tranche B Term Loan due 2018”); and (ii) the repayment at maturity of two notes under the Medium Term Note Programme (“MTN Programme”, previously referred to as the Global Medium Term Note Programme, or “GMTN” Programme), one with a principal amount of €1,250 million and one with a principal amount of €600 million.
For the year ended December 31, 2017, net cash used in financing activities was primarily the result of: (i) the voluntary prepayment in February 2017 of the outstanding principal and accrued interest of U.S.$1,826 million (€1,721 million) of FCA US's Tranche B Term Loan due 2017; (ii) the repayment of three notes at maturity under the MTN Programme, one with a principal amount of €850 million, one with a principal amount of €1,000 million and one with a principal amount of CHF450 million (€385 million), as described in Note 21, Debt; and (iii) the repayment of other long-term debt, net of proceeds, of a principal amount of €889 million.
For the year ended December 31, 2016, net cash used in financing activities was primarily the result of the (i) the repayment at maturity of three notes issued under the MTN Programme, two of which were for an aggregate principal amount of €2,000 million and one for a principal amount of CHF 400 million (€373 million) as described in Note 21, Debt and (ii) the repayment of other long-term debt for a total of €4,605 million, which included (a) the voluntary prepayments of principal of the FCA US Tranche B Term Loans of U.S.$2.0 billion (€1.8 billion) as described in Note 21, Debt, (b) the payment of the financial liability related to the Mandatory Convertible Securities of €213 million upon their conversion to FCA shares and (c) repayments at maturity of other long-term debt of €2,605 million primarily in Brazil, which were partially offset by (iii) the issuance of a new note under the MTN Programme for a principal amount of €1,250 million and (iv) proceeds from other long-term debt for a total of €1,309 million, which included the proceeds from the €250 million loan entered into with the EIB in December 2016 as described in Note 21, Debt.
The following is a reconciliation of liabilities arising from financing activities for the year ended December 31, 2018 and 2017:

	Years ended December 31
	2018	2017
	(€ million)
Total Debt at January 1	€17,971	€24,048
Derivative (assets)/liabilities and collateral at January 1	(206)	150
Total Liabilities from financing activities at January 1	€17,765	€24,198

Cash flows	€(2,795)	€(4,470)
Foreign exchange effects	€(226)	€(1,311)
Fair value changes	€(136)	€(286)
Changes in scope of consolidation	€(3)	€(83)
Transfer to (Assets)/Liabilities held for sale	€(177)	€—
Other changes	€(51)	€(283)

Total Liabilities from financing activities at December 31	€14,377	€17,765
Derivative (assets)/liabilities and collateral at December 31	(151)	(206)
Total Debt at December 31	€14,528	€17,971

Interest expense and taxes paid
During the years ended December 31, 2018, 2017 and 2016, the Group paid interest of €1,024 million and received interest of €308 million, €1,190 million and €299 million, and €1,676 million and €370 million, respectively. Amounts indicated are also inclusive of interest rate differentials paid or received on interest rate derivatives.
During the years ended December 31, 2018, 2017 and 2016, the Group made income tax payments, net of refunds, totaling €750 million, €533 million and €622 million, respectively.